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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 24, 1998

               BA Mortgage Securities, Inc. (as depositor under a
     Pooling and Servicing Agreement dated as of July 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-4)
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             (Exact name of registrant as specified in its charter)




          Delaware                  333-53933                   94-324470
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(State or Other Jurisdiction       (Commission)              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)



   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (415) 622-3676



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        The tables and materials filed separately under Cover of Form SE in accordance with Rule 311 of Regulation S-T were prepared by Lehman Brothers Inc. (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions (as described in the Registrant's Prospectus Supplement dated July 21, 1998 relating to its Mortgage Pass-Through Certificates, Series 1998-4). Accordingly, such tables and other materials may not be relevant or appropriate for investors other than those specifically requesting them.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Not applicable

        (b)     Not applicable

        (c)     Exhibits

                (See attached Exhibit Index.)


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BA MORTGAGE SECURITIES, INC.



                                       By:  /s/ John Isbrandtsen
                                            ------------------------------------
                                            Name:   John Isbrandtsen
                                            Title:  Vice President


Dated:  July 24, 1998


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                                  EXHIBIT INDEX

                                                                                          Sequentially
Exhibit                                                                                     Numbered
Numbers                      Description of Exhibit                                           Pages
-------                      ----------------------                                       ------------



8.1       Opinion of Orrick, Herrington & Sutfcliffe LLP, dated July 24, 1998,                 5
          regarding certain tax matters

23.1      Consent of Orrick, Herrington & Sutcliffe LLP (contained in Exhibit
          8.1)

99.1 Certain computational materials prepared by the Underwriter in connection with Registrant's Mortgage Pass-Through Certificates,
          Series 1998-4 *


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*       Exhibit filed separately under cover of Form SE in accordance with Rule
        311 of Regulation S-T.


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